LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS




	Know all by these presents, that the undersigned hereby constitutes and appoints Nimrod T. Frazer, the Chairman and Chief Executive Officer of the
Enstar Group, Inc. (the "Company"), and Cheryl D. Davis, the Chief

Financial Officer of the Company, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1)	execute for and on behalf of
the
undersigned, in the undersigned's capacity as an officer and/or director of the Company, Forms 3, 4 and 5 in accordance with Section
16(a) of the
Securities Exchange Act of 1934 and the rules thereunder;


(2)	do and
perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 and 5, complete and execute any amendment or amendments thereto, and timely file such form with the United States
Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of
any type whatsoever in
connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	   The undersigned hereby
grants to
each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the requiest of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities
Exchange Act of 1934.

	   This Power
of Attorney shall remain in full
force and effect until the undersigned
is no longer required to file Forms
3, 4 and 5 with respect to the
undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the
undersigned in a signed writing
delivered to the foregoing
attorneys-in-fact.

	   IN WITNESS
WHEREOF, the undersigned has caused
this Power of Attorney to be executed
as of this  17th  day of   May   ,
2004.










  Paul J. Collins
					Signature




 Paul J. Collins									  					Print
Name